[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGEMENT                                                Boston, MA 02107-9906
David Calabro*
(Head of Portfolio Management Team)                                 For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owners:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/David Calabro
   A. Keith Brodkin                          David Calabro
   Chairman and President                    Head of Portfolio Management Team

January 13, 1997

MFS(R) TOTAL RETURN SERIES
For the year ended December 31, 1996, the Series provided a total return of 14.37%. This compares to a 13.01% return for the Balanced Fund Index, as reported by Lipper Analytical Services, Inc., for the same period. (Lipper is an independent firm that tracks mutual fund performance.) As a balanced fund, a large portion of the Series' total assets is invested in both stocks and bonds. Additionally, the Series purchases preferred stocks and convertible bonds, which in many cases can provide similar returns to common stocks with less risk. Over the past year, the Series held about 55% of its assets in common stocks, preferred stocks, and convertible bonds. This allocation provided the bulk of the return for the Series as a whole in 1996, as the U.S. stock market continued its upward 1995 trend, posting spectacular gains as measured by the Standard and Poor's 500 Composite Index ("S&P 500") which gained 22.64% over the 12-month period. (The S&P 500 is an unmanaged index of 500 widely held common stocks.) The remainder of the Series was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration of five to six years. The fixed-income sector also provided positive returns; however their magnitude was far less than that of the Series' stock portion. For example, the securities in the Lehman Brothers Government Corporate Bond Index were fairly representative of the Series' bond allocation, and this index gained 2.88% over the period. (The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities.)

    The Series' stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial services sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made most banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation have improved the outlook for the stocks of many of these companies. Additionally, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the year, we avoided the technology sector because, in our view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Series is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

    Considering present equity valuations, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

PORTFOLIO MANAGER PROFILES
David M. Calabro, Vice President, heads the MFS Total Return Series team and manages that portfolio's common stocks. Mr. Calabro has been employed by MFS since 1992. Geoffrey L. Kurinsky, Senior Vice President, manages the Series' fixed-income securities and has been employed by MFS since 1987. Judith N. Lamb, Vice President, has been employed by MFS since 1992 and manages the Series' convertible securities. Lisa B. Nurme, Vice President, has been employed by MFS since 1987 and also manages the portfolio's common stocks as does Maura A. Shaughnessy, Vice President. Ms. Shaughnessy has been employed by MFS since 1991.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Total Return Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1995 to December 31, 1996)

               MFS            Consumer       Lehman Brothers
               Total          Price          Government/
               Return         Index -        Corporate
Date           Series         U.S.           Bond Index
----           -------        --------       ---------------
 1/95          10000.0        10000.0        10000.0
 6/95          11330.0        10187.0        11380.0
12/95          12734.0        10247.0        12225.0
 6/96          13399.0        10464.0        11963.0
12/96          14564.0        10615.0        12270.0


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                 1 Year                 Life+
----------------------------------------------------------------------------------------------------
MFS Total Return Series                                         +14.37%              +20.74%
----------------------------------------------------------------------------------------------------
Average Balanced Fund**                                         +13.76%              +17.21%
----------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index++               + 2.88%              +10.79%
----------------------------------------------------------------------------------------------------
Lipper Balanced Fund Index**                                    +13.01%              +18.80%
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                         +22.64%              +30.04%
----------------------------------------------------------------------------------------------------
Consumer Price Index*++                                         + 3.59%              + 3.04%
----------------------------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, January 3, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
**Source: Lipper Analytical Services.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Non-Convertible Bonds - 34.0%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 32.7%
  Airlines - 0.7%
    Continental Airlines, Inc., 9.5s, 2001##             $    50  $    51,000
    Continental Airlines, Inc., 9.5s, 2013                    25       28,123
    Delta Airlines, Inc., 8.5s, 2002                          50       52,941
                                                                  -----------
                                                                  $   132,064
-----------------------------------------------------------------------------
  Automotive - 0.1%
    Mark IV Industries, Inc., 7.75s, 2006                $    20  $    19,650
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    ABN Amro Bank N.V., 7.3s, 2026                       $    20  $    19,350
    Advanta Corp., 7.47s, 2001                                 5        5,100
    BankAmerica Capital, 8s, 2026                             20       20,239
    Capital One Bank Co., 6.75s, 2000                         25       24,968
    Capital One Financial Corp., 7.25s, 2003                  50       49,188
    MBNA Capital, 8.278s, 2026                                20       20,075
                                                                  -----------
                                                                  $   138,920
-----------------------------------------------------------------------------
  Building - 0.3%
    USG Corp., 9.25s, 2001                               $    50  $    53,250
-----------------------------------------------------------------------------
  Business Machines - 0.1%
    International Business Machines Corp.,
      7.125s, 2066                                       $    20  $    19,325
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Philip Morris Cos., Inc., 7.65s, 2008                $    25  $    25,532
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Time Warner, Inc., 8.375s, 2023                      $    50  $    50,693
-----------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Contifinancial Corp., 8.375s, 2003                   $    20  $    20,600
    Crown, Cork & Seal Finance, 7s, 2006                      20       19,830
    Hubco, Inc., 8.2s, 2006##                                 30       31,200
    Lehman Brothers Holdings, 7.5s, 2026                      10       10,139
    Salton Sea Funding Corp., 7.84s, 2010                     25       25,137
                                                                  -----------
                                                                  $   106,906
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    RJR Nabisco, Inc., 8.75s, 2004                       $    25  $    25,231
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Boise Cascade Corp., 9.85s, 2002                     $    25  $    28,272
    Boise Cascade Corp., 7.43s, 2005                          50       50,750
                                                                  -----------
                                                                  $    79,022
-----------------------------------------------------------------------------
  Insurance - 0.3%
    Nationwide Mutual Insurance Co., 7.5s,
      2024##                                             $    25  $    23,300
    Travelers Capital, 7.75s, 2036                            25       24,250
                                                                  -----------
                                                                  $    47,550
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    National Data Corp., 5s, 2003                        $    10  $    10,450
    Tenet Healthcare Corp., 8.625s, 2003                      20       21,100
                                                                  -----------
                                                                  $    31,550
-----------------------------------------------------------------------------
  Oils - 0.9%
    Enserch Exploration, Inc., 7.54s, 2009##             $    20  $    19,700
    Mitchell Energy & Development Corp.,
      6.75s, 2004                                             40       37,356
    Oryx Energy Co., 8.375s, 2004                             50       51,938
    Tosco Corp., 7.625s, 2006                            $    60       61,945
                                                                  -----------
                                                                  $   170,939
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Loewen Group International, Inc., 7.5s,
      2001                                               $    55  $    55,000
    Taubman Realty Group, 8s, 2001                            25       25,803
                                                                  -----------
                                                                  $    80,803
-----------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Stewart Enterprises, 6.7s, 2003                      $    20  $    19,688
-----------------------------------------------------------------------------
  Stores - 0.1%
    Price/Costco, Inc., 7.125s, 2005                     $    20  $    20,002
-----------------------------------------------------------------------------
  Telecommunications - 1.0%
    360 Communications Co., 7.5s, 2006                   $    33  $    32,733
    Tele-Communications, Inc., 7.385s, 2001                  140      141,386
    Tele-Communications, Inc., 10.125s, 2022                  20       21,960
                                                                  -----------
                                                                  $   196,079
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 24.3%
    U.S. Treasury Notes, 5.875s, 1998                    $   176  $   176,083
    U.S. Treasury Notes, 6s, 1998                            400      401,000
    U.S. Treasury Notes, 9.125s, 1999                         40       42,744
    U.S. Treasury Notes, 8.5s, 2000                          260      277,672
    U.S. Treasury Notes, 6.5s, 2001                          425      429,649
    U.S. Treasury Notes, 6.625s, 2001                      1,100    1,117,699
    U.S. Treasury Notes, 7.5s, 2001                          300      315,798
    U.S. Treasury Notes, 7.875s, 2004                        200      218,250
    U.S. Treasury Notes, 6.5s, 2006                          165      165,903
    U.S. Treasury Notes, 6.875s, 2006                        300      309,328
    U.S. Treasury Notes, 7s, 2006                             45       46,751
    U.S. Treasury Bonds, 6.75s, 2026                       1,093    1,101,198
    U.S. Treasury Bonds, 12s, 2005                            60       81,469
                                                                  -----------
                                                                  $ 4,683,544
-----------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Cleveland Electric Illuminating, 9.25s,
      1999                                               $    50  $    52,198
    Coastal Corp., 7.75s, 2035                                70       71,265
    First PV Funding Corp., 10.3s, 2014                       50       53,250
    Long Island Lighting Co., 8.9s, 2019                      50       51,012
    Long Island Lighting Co., 9.625s, 2024                    25       26,588
    Niagra Mohawk Power, 8s, 2004                             40       38,427
    Texas-New Mexico Power Co., 12.5s, 1999                   20       21,727
                                                                  -----------
                                                                  $   314,467
-----------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    California Energy Co., 10.25s, 2004                  $    15  $    15,806
    Louis Dreyfus Natural Gas, 9.25s, 2004                    20       21,025
    NGC Corp., 7.625s, 2026                                   20       20,375
    Ras Laffan Gas, 8.294s, 2014##                            20       20,267
                                                                  -----------
                                                                  $    77,473
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 6,292,688
-----------------------------------------------------------------------------

Foreign Bonds - 1.3%
  Australia - 0.1%
    Qantas Airways, Ltd., 7.5s, 2003
      (Airlines)##                                       $    25  $    25,568
-----------------------------------------------------------------------------
  Canada - 0.5%
    Canadian Pacific Forest, 9.25s, 2002
      (Forest and Paper Products)                        $    25  $    25,399
    Gulf Canada Resources Ltd., 8.35s, 2006
      (Utilities - Gas)                                       25       25,844
    Husky Oil Ltd., 7.125s, 2006 (Oils)                       50       50,250
                                                                  -----------
                                                                  $   101,493
-----------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Electric Pehuenche, 7.3s, 2003
      (Utilties - Electric)                              $    50  $    50,546
-----------------------------------------------------------------------------
  South Africa - 0.1%
    Republic of South Africa, 8.375s, 2006
      (Government)                                       $    20  $    20,000
-----------------------------------------------------------------------------
  Thailand - 0.3%
    Northrop-Grumman Corp., 9.375s, 2024
      (Aerospace)                                        $    20  $    22,110
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                                  40       40,244
                                                                  -----------
                                                                  $    62,354
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $   259,961
-----------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $6,520,507)         $ 6,552,649
-----------------------------------------------------------------------------

Convertible Bonds - 0.6%
-----------------------------------------------------------------------------
  ADT Operations, Inc., 0s, 2010 (Electronics)           $    28  $    18,165
  Time Warner, Inc., 7.45s, 1998
    (Entertainment)                                           70       70,771
  Valhi, Inc., 0s, 2007 (Chemicals)                           63       28,980
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $107,839)               $   117,916
-----------------------------------------------------------------------------

Stocks - 54.2%
-----------------------------------------------------------------------------
                                                          Shares
-----------------------------------------------------------------------------
U.S. Stocks - 48.9%
  Aerospace - 3.8%
    Allied Signal, Inc.                                    2,680  $   179,560
    General Dynamics Corp.                                 1,400       98,700
    Lockheed-Martin Corp.                                    700       64,050
    Raytheon Co.                                           2,250      108,281
    United Technologies Corp.                              4,180      275,880
                                                                  -----------
                                                                  $   726,471
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.6%
    VF Corp.                                               1,730  $   116,775
-----------------------------------------------------------------------------
  Automotive - 1.0%
    Dana Corp.                                             2,510  $    81,889
    Ford Motor Co.                                         3,000       95,625
    General Motors Corp.                                     350       19,513
                                                                  -----------
                                                                  $   197,027
-----------------------------------------------------------------------------
  Banks and Credit Companies - 6.1%
    Bank of Boston Corp.                                   1,850  $   118,862
    Bank of New York, Inc.                                 3,060      103,275
    Chase Manhattan Corp.                                  1,962      175,109
    Comerica, Inc.                                           300       15,713
    Crestar Financial Corp.                                  500       37,187
    Fleet Financial Group, Inc.                            2,950      147,131
    National City Corp.                                    2,700      121,162
    NationsBank Corp.                                      1,740      170,085
    Northern Trust Co.                                       900       32,625
    Norwest Corp.                                          2,500      108,750
    Southern National Corp.                                4,150      150,438
                                                                  -----------
                                                                  $ 1,180,337
-----------------------------------------------------------------------------
  Business Machines - 1.0%
    Digital Equipment Corp.*                               2,400  $    87,300
    International Business Machines Corp.                    660       99,660
                                                                  -----------
                                                                  $   186,960
-----------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Telephone & Data Systems, Inc.                           900  $    32,625
-----------------------------------------------------------------------------
  Chemicals - 2.9%
    Air Products & Chemicals, Inc.                           900  $    62,212
    Dexter Corp.                                           1,400       44,625
    Dow Chemical Co.                                         580       45,457
    du Pont (E.I.) de Nemours & Co.                        1,420      134,013
    Nalco Chemical Co.                                     1,900       68,638
    Praxair, Inc.                                          1,400       64,575
    Rohm & Haas Co.                                        1,300      106,113
    Witco Corp.                                            1,180       35,990
                                                                  -----------
                                                                  $   561,623
-----------------------------------------------------------------------------
  Conglomerates - 1.2%
    Eastern Enterprises                                    1,700  $    60,137
    Goodrich (B.F.) Co.                                    4,050      164,025
                                                                  -----------
                                                                  $   224,162
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.7%
    American Brands, Inc.                                  1,030  $    51,114
    Colgate-Palmolive Co.                                  1,100      101,475
    Olin Corp.                                               980       36,872
    Philip Morris Cos., Inc.                               2,210      248,901
    Rubbermaid, Inc.                                         710       16,152
    Sherwin-Williams Co.                                   1,200       67,200
                                                                  -----------
                                                                  $   521,714
-----------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    Cooper Industries, Inc.                                1,100  $    46,337
    General Electric Co.                                   2,000      197,750
    Honeywell, Inc.                                        1,010       66,407
                                                                  -----------
                                                                  $   310,494
-----------------------------------------------------------------------------
  Electronics - 0.1%
    Analog Devices, Inc.                                     300  $    10,162
-----------------------------------------------------------------------------
  Financial Institutions - 1.1%
    American Express Co.                                   1,890  $   106,785
    Associates First Capital Corp.*                          200        8,825
    Federal Home Loan Mortgage Corp.                         960      105,720
                                                                  -----------
                                                                  $   221,330
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                                200  $     8,000
    Dimon, Inc.                                              800       18,500
    General Mills, Inc.                                    1,350       85,556
    McCormick & Co., Inc.                                  1,900       44,769
    PepsiCo, Inc.                                          1,900       55,575
                                                                  -----------
                                                                  $   212,400
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Weyerhauser Co.                                        1,300  $    61,587
-----------------------------------------------------------------------------
  Insurance - 3.5%
    Allstate Corp.                                         2,200  $   127,325
    CIGNA Corp.                                            1,200      163,950
    Chubb Corp.                                            1,600       86,000
    St. Paul Cos., Inc.                                    1,990      116,664
    Torchmark Corp.                                        2,200      111,100
    Travelers Group, Inc.                                  1,667       75,623
                                                                  -----------
                                                                  $   680,662
-----------------------------------------------------------------------------
  Machinery - 0.8%
    Deere & Co., Inc.                                      3,000  $   121,875
    York International Corp.                                 580       32,407
                                                                  -----------
                                                                  $   154,282
-----------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    American Home Products Corp.                           1,940  $   113,732
    Baxter International, Inc.                             1,180       48,380
    Pharmacia & Upjohn, Inc.                               2,900      114,913
    Rhone-Poulenc Rorer, Inc.                              1,300      101,562
                                                                  -----------
                                                                  $   378,587
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Columbia/HCA Healthcare Corp.                          1,800  $    73,350
    St. Jude Medical, Inc.*                                  530       22,591
    United Healthcare Corp.                                2,300      103,500
                                                                  -----------
                                                                  $   199,441
-----------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Aluminum Company of America                            1,350  $    86,062
    Phelps Dodge Corp.                                       300       20,250
                                                                  -----------
                                                                  $   106,312
-----------------------------------------------------------------------------
  Oil Services - 0.7%
    Schlumberger Ltd.                                      1,270  $   126,841
-----------------------------------------------------------------------------
  Oils - 5.2%
    Amoco Corp.                                            1,390  $   111,895
    Atlantic Richfield Co.                                   810      107,325
    Exxon Corp.                                            1,500      147,000
    Mobil Corp.                                            1,130      138,142
    Occidental Petroleum Corp.                             3,900       91,163
    Sun Co., Inc.                                            270        6,581
    Texaco, Inc.                                           1,400      137,375
    USX-Marathon Group                                     6,900      164,737
    Ultramar Corp.                                           500       15,813
    Union Pacific Resources Group, Inc.                    2,600       76,050
                                                                  -----------
                                                                  $   996,081
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                      2,030  $   162,908
-----------------------------------------------------------------------------
  Pollution Control - 0.5%
    Browning-Ferris Industries, Inc.                       1,500  $    39,375
    WMX Technologies, Inc.                                 1,600       52,200
                                                                  -----------
                                                                  $    91,575
-----------------------------------------------------------------------------
  Railroads - 1.2%
    Burlington Northern-Santa Fe                           1,170  $   101,059
    CSX Corp.                                              1,010       42,672
    Illinois Central Corp.                                 2,950       94,400
                                                                  -----------
                                                                  $   238,131
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Arden Realty Group, Inc.                                 500  $    13,875
    Hospitality Properties Trust                           2,500       72,500
    Meditrust Corp.                                        1,500       60,000
                                                                  -----------
                                                                  $   146,375
-----------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Stanley Works                                          2,600  $    70,200
-----------------------------------------------------------------------------
  Stores - 0.9%
    May Department Stores Co.                                950  $    44,413
    Rite Aid Corp.                                           400       15,900
    Sears, Roebuck & Co.                                   1,800       83,025
    Wal-Mart Stores, Inc.                                  1,450       33,169
                                                                  -----------
                                                                  $   176,507
-----------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Allegheny Power System, Inc.                             900  $    27,337
    CMS Energy Corp.                                       2,000       67,250
    Carolina Power & Light Co.                             2,400       87,600
    DPL, Inc.                                                600       14,700
    FPL Group, Inc.                                        2,300      105,800
    PECO Energy Co.                                          800       20,200
    Pinnacle West Capital Corp.                            1,800       57,150
    Portland General Corp.                                 1,400       58,800
    Texas Utilities Co.                                      950       38,713
                                                                  -----------
                                                                  $   477,550
-----------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    Coastal Corp.                                          1,730  $    84,554
    Pacific Enterprises                                      500       15,188
    PanEnergy Corp.                                        3,100      139,500
    Sonat, Inc.                                            1,150       59,225
    UGI Corp.                                              2,400       53,700
    Williams Cos., Inc.                                    1,500       56,250
                                                                  -----------
                                                                  $   408,417
-----------------------------------------------------------------------------
  Utilities - Telephone - 2.3%
    AT&T Corp.                                               300  $    13,050
    Ameritech Corp.                                          820       49,713
    BellSouth Corp.                                        2,500      100,938
    GTE Corp.                                              3,050      138,775
    MCI Communications Corp.                               4,300      140,556
                                                                  -----------
                                                                  $   443,032
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 9,420,568
-----------------------------------------------------------------------------

Foreign Stocks - 5.3%
  Canada - 0.1%
    Canadian National Railway Co. (Railroads)*               500  $    19,000
-----------------------------------------------------------------------------
  Germany - 0.3%
    Henkel KGaA (Chemicals)                                1,100  $    55,268
-----------------------------------------------------------------------------
  Netherlands - 0.9%
    Royal Dutch Petroleum Co. (Oils)                       1,020  $   174,165
-----------------------------------------------------------------------------
  New Zealand
    Lion Nathan Ltd. (Food and Beverage
      Products)                                            2,100  $     5,030
-----------------------------------------------------------------------------
  Spain - 0.4%
    Repsol S.A., ADR (Oil Services)                        2,000  $    76,250
-----------------------------------------------------------------------------
  Sweden - 0.5%
    Astra AB, ADR (Medical and Health
      Products)                                            1,500  $    73,500
    Volvo AB, "B", ADR (Automotive)                          590       12,833
                                                                  -----------
                                                                  $    86,333
-----------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Medical and Health Products)*               148  $   169,570
-----------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Petroleum PLC, ADR (Oils)                      1,807  $   255,465
    SmithKline Beecham PLC, ADR (Medical and
      Health Products)                                     2,580      175,440
                                                                  -----------
                                                                  $   430,905
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 1,016,521
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,439,235)                        $10,437,089
-----------------------------------------------------------------------------

Convertible Preferred Stocks - 2.3%
-----------------------------------------------------------------------------
  American Radio Systems, 7s (Entertainment)##               300  $    13,650
  Case Corp., $4.50 (Agricultural Products)                  700       92,925
  Enron Corp. (Utilities - Gas)                            1,300       31,200
  Finova Finance Trust, 5.5s (FinancialInstitutions)         600       31,500
  Host Marriott Financial, 6.75s (Restaurants
    and Lodging)##                                         2,000      106,000
  Loral Space & Communications, 6s (Aerospace)##             900       50,850
  SCI Finance LLC, "A", $3.125 (Medical and
    Health Technology and Services)                          200       18,825
  Salomon, Inc., 6.25s (Utilities - Telephone)               100        6,025
  Timet Capital Trust, 6.625s (Metals and Minerals)##        700       38,325
  Unocal Corp., 7s (Utilities - Gas)                         946       53,708
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $409,123)    $   443,008
-----------------------------------------------------------------------------

Short-Term Obligation - 11.6%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                    $ 2,230  $ 2,229,226
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $18,705,930)                  $19,779,888
Other Assets, Less Liabilities - (2.7)%                              (530,116)
-----------------------------------------------------------------------------
Net Assets -100.0%                                                $19,249,772
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $18,705,930)           $19,779,888
  Cash                                                                10,862
  Receivable for Series shares sold                                   93,834
  Interest and dividends receivable                                  131,774
  Receivable from investment adviser                                  41,944
  Deferred organization expenses                                       5,535
  Other assets                                                           429
                                                                 -----------
      Total assets                                               $20,064,266
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    10,444
  Payable for investments purchased                                  754,763
  Payable to affiliate for management fee                              1,167
  Accrued expenses and other liabilities                              48,120
                                                                 -----------
      Total liabilities                                          $   814,494
                                                                 -----------
Net assets                                                       $19,249,772
                                                                 -----------
Net assets consist of:
  Paid-in capital                                                $18,170,528
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,073,950
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                  5,068
  Accumulated undistributed net investment income                        226
                                                                 -----------
      Total                                                      $19,249,772
                                                                 ===========
Shares of beneficial interest outstanding                         1,404,528
                                                                  =========
Net asset value per share
  (net assets of $19,249,772 / 1,404,528 shares of beneficial
  interest outstanding)                                           $13.71
                                                                  ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                    $  247,023
    Dividends                                                                      125,576
    Foreign taxes withheld                                                          (1,297)
                                                                                ----------
      Total investment income                                                   $  371,302
                                                                                ----------
  Expenses -
    Management fee                                                              $   60,979
    Trustees' compensation                                                           2,033
    Shareholder servicing agent fee                                                  2,799
    Auditing fees                                                                   59,356
    Printing                                                                        29,675
    Custodian fee                                                                    5,117
    Amortization of organization expenses                                            1,842
    Legal fees                                                                       1,214
    Miscellaneous                                                                    6,672
                                                                                ----------
      Total expenses                                                            $  169,687
    Fees paid indirectly                                                              (662)
    Reduction of expenses by investment adviser                                    (87,721)
                                                                                ----------
      Net expenses                                                              $   81,304
                                                                                ----------
        Net investment income                                                   $  289,998
                                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                     $  124,940
    Foreign currency transactions                                                      226
                                                                                ----------
      Net realized gain on investments and foreign currency transactions        $  125,166
                                                                                ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                 $  823,214
    Translation of assets and liabilities in foreign currencies                         (8)
                                                                                ----------
      Net unrealized gain on investments and foreign currency translation       $  823,206
                                                                                ----------
        Net realized and unrealized gain on investments and foreign currency    $  948,372
                                                                                ----------
          Increase in net assets from operations                                $1,238,370
                                                                                ==========

See notes to financial statements

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                               Year Ended           Period Ended
                                                                        December 31, 1996      December 31, 1995*
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $   289,998             $   55,290
  Net realized gain on investments and foreign currency transactions              125,166                 50,806
  Net unrealized gain on investments and foreign currency translation             823,206                250,744
                                                                              -----------             ----------
    Increase in net assets from operations                                    $ 1,238,370             $  356,840
                                                                              -----------             ----------
Distributions declared to shareholders -
  From net investment income                                                  $  (287,177)            $  (54,152)
  From net realized gain on investments and foreign currency transactions        (124,941)               (50,806)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                --                           (14)
                                                                              -----------             ----------
      Total distributions declared to shareholders                            $  (412,118)            $ (104,972)
                                                                              -----------             ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                                            $17,739,649             $3,794,238
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                 412,118                104,970
  Cost of shares reacquired                                                    (2,525,317)            (1,362,606)
                                                                              -----------             ----------
    Increase in net assets from Series share transactions                     $15,626,450             $2,536,602
                                                                              -----------             ----------
      Total increase in net assets                                            $16,452,702             $2,788,470
Net assets:
  At beginning of period                                                        2,797,070                  8,600
                                                                              -----------             ----------

  At end of period (including accumulated undistributed net investment
    income of $226 and $1,138, respectively)                                  $19,249,772             $2,797,070
                                                                              ===========             ==========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                          Year Ended         Period Ended
                                                                   December 31, 1996   December 31, 1995*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $12.25               $10.00
                                                                              ------               ------
Income from investment operations# -
  Net investment income(S)                                                    $ 0.46               $ 0.41
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                1.30                 2.32
                                                                              ------               ------
    Total from investment operations                                          $ 1.76               $ 2.73
                                                                              ------               ------
Less distributions declared to shareholders -
  From net investment income                                                  $(0.21)              $(0.25)
  From net realized gain on investments and foreign currency
    transactions                                                               (0.09)               (0.23)
                                                                              ------               ------
    Total distributions declared to shareholders                              $(0.30)              $(0.48)
                                                                              ------               ------
Net asset value - end of period                                               $13.71               $12.25
                                                                              ======               ======
Total return                                                                  14.37%               27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                     1.00%                1.00%+
  Net investment income                                                        3.59%                3.83%+
Portfolio turnover                                                               76%                  16%
Average commission rate###                                                   $0.0485                  --
Net assets at end of period (000 omitted)                                    $19,250               $2,797

  *For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                                    $ 0.32                $ 0.22
    Ratios (to average net assets):
      Expenses                                                                2.10%                 2.49%+
      Net investment income                                                   2.49%                 2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 20 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,124 was reclassified from paid-in capital and $226 and $898 were reclassified to accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions, respectively, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for tax spillbacks and wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $112,813, including $87,721 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases             Sales
----------------------------------------------------------------------------
U.S. government securities                     $ 6,444,830        $2,530,636
                                               ===========        ==========
Investments (non-U.S. government securities)   $13,196,056        $2,933,540
                                               ===========        ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $18,705,930
                                                                  ===========
Gross unrealized appreciation                                     $ 1,159,676
Gross unrealized depreciation                                         (85,718)
                                                                  -----------
  Net unrealized appreciation                                     $ 1,073,958
                                                                  ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                            Year Ended                        Period Ended
                                            December 31, 1996                 December 31, 1995*
                                            --------------------------------  ------------------------------
                                                   Shares            Amount         Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                     1,341,544       $17,739,649        333,436       $3,794,238
Shares issued to shareholders in
 reinvestment of distributions                     29,841           412,118          8,611          104,970
Shares reacquired                                (195,111)       (2,525,317)      (114,653)      (1,362,606)
                                                ---------       -----------        -------       ----------
  Net increase                                  1,176,274       $15,626,450        227,394       $2,536,602
                                                =========       ===========        =======       ==========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $99.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VTR 2/97 2.5M